℠ Utz Brands, Inc. Second Quarter 2022 Earnings Presentation August 11, 2022 1

℠ Disclaimer 2 Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward-looking statements include the expected effects from the COVID-19 pandemic, future plans for the Utz Brands, Inc. (“the Company”), the estimated or anticipated future results and benefits of the Company’s future plans and operations, future capital structure, future opportunities for the Company, the effects of inflation or supply chain disruptions, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that the Company may not recognize the anticipated benefits of recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”), which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the ability of the Company to close planned acquisitions; changes in applicable law or regulations; costs related to the Business Combinations and other planned acquisitions; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by the Company’s competitors’ actions that result in the Company’s products not suitably differentiated from the products of competitors; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended January 2, 2022, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles (“GAAP”) including, but not limited to, Organic Net Sales, Adjusted Gross Profit, Adjusted SD&A, EBITDA, Adjusted EBITDA, Normalized Adjusted EBITDA, Adjusted Net Income, and Adjusted Earnings Per Share, and certain ratios and other metrics derived there from. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non- GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Business Overview Dylan Lissette, Chief Executive Officer 3

℠ 4 2Q’22 Key Messages  Record second quarter net sales as Organic Net sales increased 13.6%  Share gains in the Salty Snacks category for the 13-week period ended July 3, 2022(1)  Adjusted Gross margin expanded, and Adjusted EBITDA increased 18.2% as actions to mitigate inflation and margin-enhancing initiatives gain momentum  Continuing to make increased investments to support growth and our national geographic expansion  Ensuring the resiliency of our supply chain to deliver for our customers  Raising fiscal 2022 net sales outlook and Adjusted EBITDA outlook as the Company continues to expect to offset higher inflation with pricing and productivity (1) IRI Total US MULO-C, 13-weeks ended 7/3/2022; % YoY Growth compared to the comparable period in the prior year on a pro forma basis. Note: Organic Net Sales, Adjusted Gross Margin, and Adjusted EBITDA are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

℠ 35.7 42.2 2Q’21 2Q’22 18% 297.9 350.1 2Q’21 2Q’22 18% 105.4 126.0 2Q’21 2Q’22 20% 5 Net Sales Adj. Gross Profit (% margin) Adj. EBITDA (% margin) ($ in M) ($ in M) ($ in M) 35.4% 36.0% 12.1%  Organic Net Sales growth of 13.6% – Excludes the impact of acquisitions and excludes the impact of Independent Operator (“IO”) route conversions – Price/Mix +13.0% and Volume +0.6%  Gross margin improvement represents gradual recovery from significant inflation – Inflation-justified pricing actions continue to be implemented – Estimate IO conversions adversely impacted Adjusted Gross Margin by approximately 120 bps Summary of Second Quarter 2022 Results Note: Organic Net Sales, Adjusted Gross Profit, and Adjusted EBITDA, are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. 12.0%

Power Brands Growth Outpacing Salty Snacks Category

- 3rd consecutive quarter of share gains for Utz Power Brands, with double digit growth in Utz®, ON THE BORDER®, Boulder Canyon®, and TORTIYAHS!®

Power Brands Retail Sales Change(1)
(13-Weeks Ended 7/3/22)



Total Salty Snacks
Utz Power Brands
14.8%
17.3%
YoY Growth

Foundation Brands Retail Sales Change(1)(2)
(13-Weeks Ended 7/3/22)



Total Salty Snacks
Utz Foundation Brands
14.8%
7.7%
YoY Growth

Power Brands (87% of Retail Sales(1))

Pork Skins

Foundation Brands (13% of Retail Sales(1)(2))

Chips/Cheese

Other(2)

- Partner Brands
- Private Label

(1) Source: IRI Total US MULO-C, 13-weeks ended 7/3/2022; % YoY Growth compared to the comparable period in the prior year on a pro forma basis.
(2) IRI does not include certain Partner Brands and Private Label retail sales that are not assigned to Utz Brands.

6

℠ 7 Source: IRI Total US MULO-C, 13-weeks ended 7/3/2022; % YoY Growth compared to the comparable period in the prior year on a pro forma basis. (1) ON THE BORDER® dips growth represents combined Salsa and Queso sub-category sales growth for IRI Total US MULO-C, 13-weeks ended 7/3/2022. Strong Growth Across Major Sub-Categories Sub-Category Retail Sales Year-over-Year Growth (13-Weeks Ended 7/3/22) Tortilla Chips 16.0% Total Salty Snacks 20.4% Potato Chips 21.5% Cheese Snacks 14.8% 12.8% Pretzels Pork Rinds 17.3% 14.1% 23.6% 14.0%17.3% 15.1% 17.5% 21.6% 15.4% 14.4% 1.8% -13.4% -12.2% Utz Brands 40% 18% 11% 9% 5% 3% 3% 13-Weeks Ended 7/3/22 Approximate % of Retail Sales 99.6% Salsa Queso 3.1% 15.6% 18.2% Total Sub-Category Power Brands Sub-categories represent ~80% of Utz retail sales  Double digit growth across 4 of 5 major subcategories representing ~80% of sales  Utz® potato chip growth of 27.8% and Utz® pretzels growth of 21.7%  Strong ON THE BORDER® and TORTIYAHS!® tortilla chip growth (15.4% and 17.2%) and a 51% combined growth in ON THE BORDER® brand dips(1)

℠ 8 Strong Growth Across All Geographies Geographic Channel Retail Sales Year-over-Year Growth (13-Weeks Ended 7/3/22) 15.3% Total US Core Emerging 17.3% 16.0% Expansion 14.8% 17.4% 18.8% 14.6% 15.4% 16.3% 13.9% 12.7% 13.6% Total Salty Snacks Power Brands Total Salty Snacks 36% 20%44% 61% 16%23% 13-Weeks Ended 7/3/22 Approximate % of Retail Sales  Double digit growth across all geographies and second consecutive quarter of share gains in the Core  Share performance in Expansion primarily impacted by the timing of promotional features vs. last year for ON THE BORDER® tortilla chips; Utz® growth in Expansion of 35.9% Source: IRI Total US MULO-C, 13-weeks ended 7/3/2022; % YoY Growth compared to the comparable period in the prior year on a pro forma basis. Utz Brands

℠ Ramping up Investments to Build Brand Equity & Awareness Right Message, Right Consumer, Right Place People Like Utz Family Crafted Flavors Power Brand Support Zapp’s Daringly Different High Attention Platforms Advanced Targeting Strategic Influencers Social Ads Digital Boards Navigation Right Message Right Consumer Right Place 9

℠ 2H’22 Innovation Capturing Demand in Fast-Growing Segments Zapp’s Iconic Flavors in High-Growth Flavored Pretzels Segment Classic Snacks with a Unique Halloween Twist Driving Strong 2H'22 Seasonal Business Expanding Multipack offerings for incremental occasions Iconic Flavors Unique Twists Multi- Packs 10

℠ 11 Well-positioned to Navigate the Current Environment  Pure-play snacking company competing in recession-resistant sub-categories  Minimal private label share of 4.6% in the Salty Snacks category(1)  Strong brand equities and participate in sector with low price elasticity  Significant white space opportunities across geography, channel, and customers, that will continue to drive top-line results  Strong liquidity and ability to maintain continued investments in growth and M&A optionality for highly-accretive opportunities Confident in driving improved performance in fiscal 2022 as we navigate the current environment while continuing to invest in our advantaged branded portfolio (1) IRI Total US MULO-C, 52-weeks ended 7/10/2022

12 Financial Performance Ajay Kataria, Chief Financial Officer

Second Quarter Financial Results Summary

In $millions, except per share amounts	2Q'22 13-weeks Ended July 3, 2022	2Q'21 13-weeks Ended July 4, 2021	YoY Change
Net Sales	350.1	297.9	+17.5%
Organic Net Sales	338.4	297.9	+13.6%
Adj. Gross Profit	126.0	105.4	+19.6%
% of net sales	36.0%	35.4%	+63 bps
Adj. SD&A Expense	83.8	72.3	+15.9%
% of net sales	23.9%	24.3%	(33 bps)
Adj. EBITDA(1)	42.2	35.7	+18.2%
% of net sales	12.1%	12.0%	+7 bps
Adj. Net Income	18.4	19.0	(3.3%)
Adj. EPS	$0.13	$0.13	— %

Note: Organic Net Sales, Adjusted SD&A, Adjusted Gross Profit, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

(1) Adjusted EBITDA in 2Q'21 includes miscellaneous non-operating expenses and other income that have been classified into COGS and SD&A in 2Q'22. If 2Q'21 was adjusted for P&L geography changes comparable to 2Q'22, Adj. Gross Profit as a % of net sales would have been ~47 bps better, and Adj. SD&A Expense as a % of sales would have been ~40 bps higher than the prior year.

13

Cash Flow and Balance Sheet Highlights

Cash Flow (26-weeks ended July 3, 2022)

- Net Cash used in Operations of ($26.3M)
  - Impacted by $23M buyout of multiple third-party DSD rights treated as contract termination costs and booked as an expense per GAAP
  - Reflects seasonal use of working capital and investments to support growth
  - Cash flows expected to improve throughout the year consistent with typical seasonality
- Capital expenditures of $60.3M
  - CapEx of $21.9M excluding the Kings Mountain purchase
  - Kings Mountain facility purchase of $38.4M was booked as a capital expenditure per GAAP and not as an acquisition; funded with $10.4M in cash and sale of $28M of Class A Common Stock to Benestar Brands

Liquidity

- Liquidity of ~$103M as of July 3, 2022
  - $20.1M Cash + $82.8M available on ABL
- 1% principal amortization on term loan annually

Leverage

- Net debt of $891.3M as of July 3, 2022
- Pro Forma Net Leverage Ratio of 5.1x based on LTM Normalized Adjusted EBITDA of $174.9M[1]

Credit Structure

- Term Loan B priced at L+300bps with no floor
  - Includes $500M nominal interest rate swap through 9/30/26 (swap rate of 1.39%)
- Most capital leases priced under 5% fixed

Covenant-lite Debt Structure

- No financial maintenance covenants on Term Loan B
- ABL springing covenant FCCR 1.0x required minimum – only triggered if excess availability (as defined) is less than the greater of 10% of the line cap (as defined) and $10M

Debt Maturities (in $M as of 7/3/22[2])


ABL
Term Loan B (fixed)
Term Loan B (floating)
161
783
283
500
2021
2022
2023
2024
2025
2026
2027
2028

(1) Net Leverage Ratio is a Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. NLR based on Normalized Adjusted EBITDA.
(2) Maturities represent Term Loan B and ABL and excludes capital leases of $57.6M and deferred purchase price of $4.7M.

14

2Q'22 Net Sales Bridge

- Growth driven by Organic Net Sales growth of +13.6% and acquisitions of +5.1%
- Price/mix improvement from inflation-justified pricing actions
- Organic volume growth impacted by SKU rationalization to include strategic reductions in private label and certain partner brands, and impacted by the timing of promotional features for ON THE BORDER® tortilla chips
- Impact from conversion of company-owned DSD routes to independent operators of (1.2%)



2Q'22 Net Sales YoY Growth Decomposition
13.0%
0.6%
13.6%
5.1%
-1.2%
17.5%
Price/Mix
Volume
2Q'22 Organic Net Sales Growth
Acquisitions
IO Conversions(1)
2Q'22 Total Net Sales Growth

(1) Estimated impact due to conversion of employee-serviced DSD routes to independent operator-serviced routes.

15

℠ 16 2Q’22 Adjusted EBITDA Margin Bridge 2Q’22 Adjusted EBITDA Margin Decomposition 13.0% 2Q’21 Price/Mix 1.9% Productivity -1.0% Selling and Admin Expenses -13.7% Inflation 2Q’22 12.0% 12.1% (Includes Distribution Expense)  Pricing and productivity fully offset inflation – Favorable price/mix of 13%, including down-weights, as benefits from pricing actions continue to build – Momentum increasing on productivity initiatives  Higher gross input cost inflation which includes commodities, transportation and labor  Increase in Selling & Admin expense resulting from investment in people and infrastructure to support our growth in key geographies and customers (1) (1) Excludes Distribution Expense.

Price Actions and Productivity to Help Offset Rising Inflation

- Inflation-justified pricing actions taken in February ’22 and May ’22
  - Strategic and selective pricing actions are being implemented in 2H’22
- Price elasticity has been better than anticipated; expect more elasticity impact in 2H’22
- Not seeing trade down to lower price point products and the private label impact continues to be minimal
  - Only 4.6% share in the Salty Snack Category[(1)]
  - Private label lost share in the Salty Snacks Category in the last 12, 26, and 52-week periods[(1)]
- On track to deliver productivity (annual savings as % of COGS) of approximately 3% in FY’22

Price/Mix Contribution as a % of Net Sales


1.9%
2.3%
4.2%
6.0%
9.4%
13.0%
1Q’21
2Q’21
3Q’21
4Q’21
1Q’22
2Q’22

(1) IRI Total US MULO-C, 52-weeks ended 7/10/2022.

Key Fiscal 2022 Productivity and Margin-Enhancing Programs

- Manufacturing efficiencies
- Logistics
- Packaging, raw materials, and product formulation
- SKU rationalization
- Optimize product mix

17

℠ 18 Fiscal 2022 Outlook  Raising net sales outlook to reflect our year-to-date performance, continued strong consumer demand, and better than expected price elasticity  Raising Adjusted EBITDA outlook due to stronger sales outlook and accelerating benefits from pricing and productivity actions to fully offset gross input cost inflation while we continue to make investments to support growth Fiscal 2021 Results Fiscal 2022 Outlook (Previous) Net Sales Adjusted EBITDA $1,180.7M $156.2M Fiscal 2022 Outlook versus 2021 Actual Results: Additional Assumptions (all unchanged):  Capital expenditures of approximately $50M excluding the impact from the Kings Mountain Transaction(1)  Effective tax rate of approximately 20%(2)  Net leverage consistent with fiscal 2021  Mid-to-high-teens % gross input cost inflation which includes commodities, labor, and transportation Note: Adjusted EBITDA Margin is a Non-GAAP financial measure. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) In accordance with GAAP, the $38.4 million purchase of the Kings Mountain facility was booked on the Company’s Statement of Cash Flows as a capital expenditure and not as an acquisition. (2) Normalized GAAP basis tax expense, which excludes one-time items. Fiscal 2022 Outlook (Updated) +10% to 13% Total growth  +8% to 10% Organic growth Modest growth +13% to 15% Total growth  +10% to 12% Organic growth +2% to 5% growth

℠ 19 Confident in Our Long-term Margin Opportunity  Inflation-justified pricing actions helping cover higher input costs and enable continued investment in our brands, people, and supply chain  Productivity programs on track to achieve 3 to 4% of COGS goal by 2023  Improving manufacturing, logistics and planning capabilities to increase throughput and drive efficiencies  Recent acquisitions enabling increased scale of manufacturing capabilities to efficiently support strong Power Brands demand  Buyouts of DSD distribution rights and infrastructure from third-party distributors driving improved customer service and growth in key markets  Investments in technology infrastructure to unlock insights, drive margin enhancing initiatives, and enable faster integration of acquisitions  Augmenting management team with new talent in critical areas to enhance value creation

Appendix 20

℠ Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 21

℠ Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 22

℠ Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 23 See footnotes in Utz’s Q2 2022 earnings press release dated August 11, 2022.

℠ 24 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures See footnotes in Utz’s Q2 2022 earnings press release dated August 11, 2022.

℠ 25 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures See footnotes in Utz’s Q2 2022 earnings press release dated August 11, 2022.

Utz Geographic Classifications


Core
Emerging
Expansion
WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
GA
FL
OH
WV
VA
NC
SC
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
HI
AK

26